UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 27, 2016

TEXAS INSTRUMENTS INCORPORATED

(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD

DALLAS, TEXAS 75243

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 479-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

The Registrant’s news release dated January 27, 2016, regarding its fourth-quarter and 2015 results of operations and financial condition is attached hereto as Exhibit 99.

The attached news release includes references to the following financial measures that were not prepared in accordance with generally accepted accounting principles in the United States (non-GAAP measures): free cash flow and ratios based on free cash flow. The company believes these non-GAAP measures provide insight into its liquidity, cash generating capability and the amount of cash potentially available to return to investors, as well as insight into its financial performance. These non-GAAP measures are supplemental to the comparable GAAP measures. Reconciliation to the most directly comparable GAAP measures is included in the “Non-GAAP financial information” section of the news release.

ITEM 9.01. Exhibits

Designation of Exhibit in this Report	Description of Exhibit

99	Registrant’s News Release
Dated January 27, 2016 (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: January 27, 2016	By:	/s/ KEVIN P. MARCH
Kevin P. March
Senior Vice President and
Chief Financial Officer